Exhibit 32.1

                                  CERTIFICATION

                    Certification of Chief Executive Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

         In connection with the Quarterly Report of NorMexSteel, Inc.. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Wolff, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2) The information contained in the Report fairly presents, in all material respects, the financial 2 condition and results of operations of the Company at the dates and for the periods presented in this Report.


Date: May 23, 2005


                                    /s/ James Wolff
                                    --------------------------
                                    James Wolff
                                    Chief Executive Officer,
                                    President